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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                   (Mark One)
        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                          Date of report April 6, 2001


                         Commission file number 0-25135

                                 REDDING BANCORP
             (Exact name of Registrant as specified in its charter)

                 California                          94-2823865
        (State or other jurisdiction              (I.R.S. Employer
      of incorporation or organization)          Identification No.)

           1951 Churn Creek Road
            Redding, Bancorp                           96002
   (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (530) 224-3333

        Securities registered pursuant to Section 12(b) of the Act: None

           Securities registered pursuant to Section 12(g) of the Act:
                      Common Stock, no par value per share

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of
    1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]



   Indicate the number of shares outstanding of each of the issuer's class of common stock, as of the latest practicable date. March 31, 2001 2,875,451



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           ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

           On March 22, 2001, Redding Bank of Commerce, the primary subsidiary of Redding Bancorp, located at 1951 Churn Creek Road, Redding California executed a Branch Purchase and Assumption Agreement with FirstPlus Bank, located at 18302 Irvine Blvd. Tustin, California. The agreement provides for the purchase of the deposit liabilities, assumption of the lease, and purchase of certain fixed assets at net book value of the Citrus Heights office of FirstPlus Bank, located at 6950 Sunrise Blvd. Citrus Heights, California 95610.

           The purchase and assumption agreement is subject to the approval of the Federal Deposit Insurance Corporation and Department of Financial Institutions. Applications for such approval are scheduled to be filed by Friday, April 13, 2001. The approval process may take 45 to 60 days to complete. A final closing date will be established upon completion of the approval process.

           The purchase consists of approximately 884 deposit accounts of which 165 are savings and the balance are time certificates of deposit, totaling $34,557,000 at December 31, 2000. The deposits are relationships in the common market area of Citrus Heights and Roseville, California where Redding Bank of Commerce has another full service office. The assumption includes the leased facility located at 6950 Sunrise Blvd. Citrus Heights, California 95610. The facility is approximately 4,982 square feet and the monthly rent is $3,240. The lease expires on March 5, 2009.

           The purchase offer includes a deposit premium of 2.37% of the deposit liabilities on the date of close. The premium was determined by using branch acquisition modeling techniques and assumed rates of deposit retention and growth, amortization of the deposit premium over ten years, while providing a target return on investment to shareholders. Management believes that the assumptions used to calculate the premium were reasonable.

           Redding Bank of Commerce will finance the acquisition from its existing capital. There are no plans to raise additional equity or to incur debt to complete this transaction.

           There is no relationship between Redding Bank of Commerce and FirstPlus Bank or any of its affiliates, any director or officer of the registrant or any associate of any such director or officer.

           A copy of the Purchase and Assumption agreement is attached as Exhibit to this document.


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PROFORMA BALANCE SHEET -

                                        RBC            FIRSTPLUS          RESULTING    ADJUSTING    RESULTING
As of December 31, 2000             "APPLICANT"         "TARGET"        "INSTITUTION"   ENTRIES    "INSTITUTION"
                                    -----------         --------        -------------   -------    -------------
Cash & Due from banks                    $12,603                              $12,603           $0      $12,603
Investment Securities                    $26,004                              $26,004      $25,170      $51,174
Federal Funds Sold                       $13,010           $33,691            $46,701    ($39,588)       $7,113
Loans, Gross                            $194,295                             $194,295      $54,415     $248,710
Allowance for Loan Losses               ($2,974)                             ($2,974)           $0     ($2,974)
Other Assets                             $12,169                              $12,169     ($2,662)       $9,507
Deposit Premium                               $0              $866               $866       ($126)        $740
                                              --              ----               ----       ------        ----
     Total Assets                       $255,107           $34,557           $289,664     $37,209     $326,873
                                        ========           =======           ========     ========    ========

Demand Accounts                          $37,392                              $37,392     ($2,014)      $35,378
NOW Accounts                             $27,875                              $27,875       $1,352      $29,227
Money Market & Savings                   $30,602            $2,862            $33,464      $19,798      $53,262
Certificates of Deposit < $100           $65,484           $23,700            $89,184       $7,135      $96,319
Certificates of Deposit > $100           $54,706            $7,995            $62,701         $769      $63,470
Public Funds                              $2,053                               $2,053       $1,557       $3,610
Commercial Repurchase                     $5,267                               $5,267      $8,843      $14,110
                                          ------                               ------      -------     -------
     Total Deposits                     $223,379           $34,557           $257,936      $37,440     $295,376

Other Liabilities                         $4,830                $0             $4,830     ($3,398)      $1,432
                                          ------                --             ------     --------      ------
     Total liabilities                  $228,209           $34,557           $262,766      $34,042     $296,808

Common Stock                              $4,037                               $4,037           $0       $4,037
Retained Earnings                        $17,805                              $17,805       $3,100      $20,905
Current Earnings                          $4,969                               $4,969        ($33)       $4,936
Gain/Loss AFS Securities                     $87                                  $87        $100         $187
                                             ---                                  ---        -----        ----
     Total Capital                       $26,898                $0            $26,898       $3,167      $30,065

Total Liabilities & Capital             $255,107           $34,557           $289,664      $37,209     $326,873
                                        ========           =======           ========      =======     ========

KEY PERFORMANCE RATIOS
   Loan to Deposit ratio                  85.65%                                                         83.19%
   ALLL to Total Loans                     1.53%                                                          1.20%
   Capital to Assets                      10.54%                                                          9.20%
   Average Assets                       $243,338                                                       $288,404
   Return on Average Assets                2.04%                                                          1.71%
   Annualized Growth                       9.06%                                                         28.13%
   Liquidity Ratio                        17.47%                                                         19.73%




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                                       SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       /s/ LINDA J. MILES
                                       ----------------------------------
                                   By: Linda J. Miles
                                       Executive Vice President & Chief
                                       Financial Officer